UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 26, 2006
                                                --------------------------------

                  Morgan Stanley Home Equity Loan Trust 2006-1
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                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware              333-121914-13            13-3939229
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(State or other jurisdiction    (Commission            (IRS Employer
of incorporation                File Number         Identification No.
of Registrant)                  of Issuing             of Registrant)
                                  Entity

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of Registrant)          (Zip Code)

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Home Equity Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1. On January 26, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, First NLC Financial Services, LLC, as responsible party, Decision One Mortgage Company, LLC, as responsible party, LaSalle Bank National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Home Equity Loan Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1 (the "Certificates"), issued in sixteen classes. The Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 26, 2006 of $729,341,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of January 24, 2006 by and among the Company, Morgan Stanley & Co. Incorporated and Countrywide Securities Corporation.

      In addition, certain other agreements and opinions, as identified in Item
9.01 and attached hereto were delivered in connection with the issuance of the Certificates.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, LaSalle Bank National Association, as custodian, HomEq Servicing Corporation, as servicer, First NLC Financial Services, LLC, as responsible party, Decision One Mortgage Company, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit S to Exhibit 4).

Exhibit 10.2 Assignment and Recognition Agreement, dated as of January 26, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Accredited Home Lenders, Inc., as loan seller (included as part of Exhibit S to Exhibit 4).

Exhibit 10.3 Mortgage Loan Sale and Servicing Agreement, dated as of October 1, 2005, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as loan seller, as amended by Amendment Reg AB, dated as of January 26, 2006, by and among Morgan Stanley Mortgage Capital Inc., as purchaser, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as loan seller (included as part of Exhibit T to Exhibit 4).

Exhibit 10.4 Assignment and Recognition Agreement, dated as of January 26, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as loan seller (included as part of Exhibit T to Exhibit 4).

Exhibit 10.5 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Decision One Mortgage Company, LLC, as loan seller (included as Exhibit O to Exhibit 4).

Exhibit 10.6 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of September 29, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and First NLC Financial Services, LLC, as loan seller (included as Exhibit P to Exhibit 4).

Exhibit 10.7 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.8 Assignment and Recognition Agreement, dated as of January 26, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, and Meritage Mortgage Corporation, as loan seller (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.9 Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and Wilmington Finance Inc., as loan seller, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.10 Assignment and Recognition Agreement, dated as of January 26, 2006, by and among the Company, as assignee, Morgan Stanley Mortgage Capital Inc., as assignor, Wilmington Finance Inc., as loan seller, and AIG Federal Savings Bank, as loan seller (included as part of Exhibit R to Exhibit 4).

Exhibit 10.11 ISDA Master Agreement, dated as of January 26, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.12 Schedule to the Master Agreement, dated as of January 26, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.13 Credit Support Annex, dated as of January 26, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.14 Confirmation, dated as of January 26, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.15 Guarantee, dated as of January 26, 2006, by Morgan Stanley (included as part of Exhibit Z to Exhibit 4).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2006                 MORGAN STANLEY ABS CAPITAL I INC.

                                          By: /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of                                                    Paper (P) or
Regulation S-K                                                        Electronic
Exhibit No.         Description                                           (E)
----------------    -----------                                     ------------
4                   Pooling and Servicing Agreement,                      (E)
                    dated as of January 1, 2006, by and among the Company, as depositor, LaSalle Bank National
                    Association, as custodian, HomEq Servicing
                    Corporation, as servicer, First NLC Financial
                    Services, LLC, as responsible party, Decision
                    One Mortgage Company, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee

5                   Legality Opinion of Cadwalader,                       (E)
                    Wickersham & Taft LLP, dated as of January 26,
                    2006.

8                   Tax Opinion of Cadwalader, Wickersham                 (E)
                    & Taft LLP, dated as of January 26,
                    2006 (included as part of Exhibit 5).

10.1                Fifth Amended and Restated Mortgage                   (E)
                    Loan Purchase and Warranties
                    Agreement, dated as of December 1,
                    2005, by and between Morgan Stanley
                    Mortgage Capital Inc., as purchaser,
                    and Accredited Home Lenders, Inc., as
                    loan seller (included as part of
                    Exhibit S to Exhibit 4).

10.2                Assignment and Recognition Agreement,                 (E)
                    dated as of January 26, 2006, by and
                    among the Company, as assignee,
                    Morgan Stanley Mortgage Capital Inc.,
                    as assignor, and Accredited Home
                    Lenders, Inc., as loan seller
                    (included as part of Exhibit S to
                    Exhibit 4).

10.3                Mortgage Loan Sale and Servicing                      (E)
                    Agreement, dated as of October 1,
                    2005, by and among Morgan Stanley
                    Mortgage Capital Inc., as purchaser,
                    Countrywide Home Loans Servicing LP,
                    as servicer, and Countrywide Home
                    Loans, Inc., as loan seller, as
                    amended by Amendment Reg AB, dated as
                    of January 26, 2006, by and among
                    Morgan Stanley Mortgage Capital Inc.,
                    as purchaser, Countrywide Home Loans
                    Servicing LP, as servicer, and
                    Countrywide Home Loans, Inc., as loan
                    seller (included as part of Exhibit T
                    to Exhibit 4).

10.4                Assignment and Recognition Agreement,                (E)
                    dated as of January 26, 2006, by and
                    among the Company, as assignee,
                    Morgan Stanley Mortgage Capital Inc.,
                    as assignor, Countrywide Home Loans
                    Servicing LP, as servicer, and
                    Countrywide Home Loans, Inc., as loan
                    seller (included as part of Exhibit T
                    to Exhibit 4).

10.5                Second Amended and Restated Mortgage                 (E)
                    Loan Purchase and Warranties
                    Agreement, dated as of November 1,
                    2005, by and between Morgan Stanley
                    Mortgage Capital Inc., as purchaser,
                    and Decision One Mortgage Company,
                    LLC, as loan seller (included as
                    Exhibit O to Exhibit 4).

10.6                Amended and Restated Mortgage Loan                   (E)
                    Purchase and Warranties Agreement,
                    dated as of September 29, 2005, by
                    and between Morgan Stanley Mortgage
                    Capital Inc., as purchaser, and First
                    NLC Financial Services, LLC, as loan
                    seller (included as Exhibit P to
                    Exhibit 4).

10.7                Second Amended and Restated Mortgage                 (E)
                    Loan Purchase and Warranties
                    Agreement, dated as of November 1,
                    2005, by and between Morgan Stanley
                    Mortgage Capital Inc., as purchaser,
                    and Meritage Mortgage Corporation, as
                    loan seller (included as part of
                    Exhibit Q to Exhibit 4).

10.8                Assignment and Recognition Agreement,                (E)
                    dated as of January 26, 2006, by and
                    among the Company, as assignee,
                    Morgan Stanley Mortgage Capital Inc.,
                    as assignor, and Meritage Mortgage
                    Corporation, as loan seller (included
                    as part of Exhibit Q to Exhibit 4).

10.9                Third Amended and Restated Mortgage                  (E)
                    Loan Purchase and Warranties
                    Agreement, dated as of December 1,
                    2005, by and between Morgan Stanley
                    Mortgage Capital Inc., as purchaser,
                    and Wilmington Finance Inc., as loan
                    seller, and AIG Federal Savings Bank,
                    as loan seller (included as part of
                    Exhibit R to Exhibit 4).

10.10               Assignment and Recognition Agreement,                (E)
                    dated as of January 26, 2006, by and
                    among the Company, as assignee,
                    Morgan Stanley Mortgage Capital Inc.,
                    as assignor, Wilmington Finance Inc.,
                    as loan seller, and AIG Federal
                    Savings Bank, as loan seller
                    (included as part of Exhibit R to
                    Exhibit 4).

10.11               ISDA Master Agreement, dated as of                   (E)
                    January 26, 2006, by and between
                    Morgan Stanley Mortgage Capital Inc.,
                    the swap provider, and Deutsche Bank
                    National Trust Company, the trustee
                    (included as part of Exhibit Z to
                    Exhibit 4).

10.12               Schedule to the Master Agreement,                    (E)
                    dated as of January 26, 2006, by and
                    between Morgan Stanley Mortgage
                    Capital Inc., the swap provider, and
                    Deutsche Bank National Trust Company,
                    the trustee (included as part of
                    Exhibit Z to Exhibit 4).

10.13               Credit Support Annex, dated as of                    (E)
                    January 26, 2006, by and between
                    Morgan Stanley Mortgage Capital Inc.,
                    the swap provider, and Deutsche Bank
                    National Trust Company, the trustee
                    (included as part of Exhibit Z to
                    Exhibit 4).

10.14               Confirmation, dated as of January 26,                (E)
                    2006, by and between Morgan Stanley
                    Mortgage Capital Inc., the swap
                    provider, and Deutsche Bank National
                    Trust Company, the trustee (included
                    as part of Exhibit Z to Exhibit 4).

10.15               Guarantee, dated as of January 26,                   (E)
                    2006, by Morgan Stanley (included as
                    part of Exhibit Z to Exhibit 4).

23                  Consent of Cadwalader, Wickersham &                  (E)
                    Taft LLP (included as part of Exhibit 5).